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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Stockholders
MGI PHARMA, Inc.:


We consent to the use of our reports dated February 8, 2002 with respect to the financial statements of MGI PHARMA, Inc. incorporated by reference herein, and to the reference to our firm under the heading "Experts" in the prospectus.


                                                /s/ KPMG LLP


Minneapolis, MN
December 10, 2002